Exhibit 99.2

EXECUTION COPY

AMENDMENT NO. 1 dated as of March 1, 2007 (this “Amendment”), to the Credit Agreement dated as of March 10, 2006 (the “Credit Agreement”), among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Borrower”), the lenders party thereto (the “Existing Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent and Collateral Agent, and the other parties thereto.

A.    Pursuant to the Credit Agreement, the Existing Lenders have extended, and have agreed to extend, credit to the Borrower.

B.           The Borrower has informed the Administrative Agent that the Borrower (a) has entered into the Stock Purchase Agreement dated as of January 27, 2007, by and between the Borrower and Select Medical Corporation, pursuant to which the Borrower has agreed to sell its outpatient rehabilitation business unit, and (b) intends to sell, spin-off or contribute to a newly-formed joint venture its surgery center business unit or a portion thereof, and has requested that the Existing Lenders consent to each of the foregoing.

C.           The Borrower has further requested that the Credit Agreement be amended to provide the Borrower with the ability to request incremental commitments under the Credit Agreement in an aggregate principal amount of up to $300,000,000 from financial institutions, including any Existing Lender, that agree to provide such commitments.

D.           The Borrower has further requested that the interest rate spreads applicable to the Term Loans and the participation fees payable by the Borrower to the Tranche A LC Lenders be reduced as set forth herein.

E.           The Borrower has further requested that the Existing Lenders consent to certain other amendments as set forth herein.

F.            The Existing Lenders party hereto are willing to consent to such requested amendments upon the terms and conditions set forth herein.

G.           Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Divestitures. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)         The definition of the term “Adjusted Consolidated EBITDA” is hereby amended by deleting the word “and” at the end of clause (i) thereof,

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relettering clause (j) thereof as clause (k) and adding a new clause (j) immediately following clause (i) thereof as follows:

“(i) any fees and expenses incurred in connection with the Specified Divestitures and Amendment No. 1 to this Agreement, including charges in respect of professional fees for preparation of audited carve-out financial statements for the business units of the Borrower to be divested as part of the Specified Divestitures, and”.

(ii)       The definition of the term “Permitted Asset Sale” is hereby amended and restated in its entirety as follows:

“Permitted Asset Sale” means any of (a) the Permitted Diagnostic Divestiture, (b) the Permitted Outpatient Rehabilitation Divestiture and (c) to the extent it constitutes an Asset Sale, the Permitted Surgery Center Divestiture.

(iii)      The definition of the term “Prepayment Event” is hereby amended by amending and restating clause (a) thereof in its entirety, deleting the word “or” at the end of clause (d) thereof, replacing the period at the end of clause (e) thereof with “; or” and adding a new clause (f) at the end thereof as follows:

“(a) any Asset Sale, other than (i) Specified Sale and Leaseback Transactions, (ii) Syndications and resyndication transactions in the ordinary course of business, (iii) other dispositions resulting in the aggregate for all such dispositions in Net Proceeds not greater than $5,000,000 during any fiscal year of the Borrower and (iv) any Specified Divestiture;

...

(f) any Specified Divestiture.”

(iv)      The definition of the term “Net Proceeds” is hereby amended by amending and restating clause (a) thereof in its entirety as follows:

“(a) the cash proceeds received in respect of such event, including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, (iii) in the case of a taking under power of eminent domain or by condemnation or similar event, any payments received in respect of such event and (iv) in the case of the Permitted Surgery Center Divestiture, any dividend or distribution made by any Subsidiary being divested as part of the Permitted Surgery Center Divestiture with the cash proceeds of any Asset Sale, any incurrence of Indebtedness or any issuance of Equity Interests that is received by the Borrower or any Subsidiary (other than any Subsidiary so being divested) in connection therewith,”.

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(v)        The following definitions are hereby added in appropriate alphabetical order:

“Permitted Diagnostic Divestiture” means the sale of the diagnostic business unit of the Borrower.

“Permitted Outpatient Rehabilitation Divestiture” means the sale of the outpatient rehabilitation business unit of the Borrower pursuant to and on the terms set forth in the Stock Purchase Agreement dated as of January 27, 2007, by and between the Borrower and Select Medical Corporation, without waiver or amendment thereof other than any such waivers or amendments as are not, individually or in the aggregate, adverse in any material respect to the Lenders.

“Permitted Surgery Center Divestiture” means a sale, spin-off or contribution to a newly-formed joint venture of the surgery center business unit of the Borrower or any portion thereof, provided that (a) no Default shall have occurred and be continuing immediately after giving effect thereto and (b) the Leverage Ratio at the end of and for the most recent period of four fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.01, computed on a pro forma basis in accordance with Section 1.04(b) to give effect to the Permitted Surgery Center Divestiture (including any reduction of Indebtedness with the proceeds thereof) shall be equal to or less than the historical Leverage Ratio at the end of and for such period, and the Administrative Agent shall have received a certificate of a Financial Officer stating that such conditions are satisfied and setting forth computations demonstrating the satisfaction of the condition set forth in the foregoing clause (b).

“Retained Divestiture Net Proceeds” means any Net Proceeds received by the Borrower or any Subsidiary in respect of any Prepayment Event referred to in clause (f) of the definition of such term that remain after the application of such Net Proceeds pursuant to Section 2.11(c).

“Specified Divestiture” means any of (a) the Permitted Diagnostic Divestiture, (b) the Permitted Outpatient Rehabilitation Divestiture and (c) the Permitted Surgery Center Divestiture.

(b) Section 1.04 of the Credit Agreement is hereby amended to add new paragraphs (c) and (d) at the end thereof as follows:

“(c) On and after the consummation of any Specified Divestiture, (i) the financial definitions set forth in this Agreement, including definitions of Consolidated Net Income, Consolidated EBITDA, Adjusted Consolidated EBITDA, Consolidated Interest Expense and Consolidated Total Indebtedness, shall be calculated, in the case of any calculation as of a date preceding, or for a period commencing prior to, such

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consummation, on a pro forma basis in accordance with Section 1.04(b) to give effect to such Specified Divestiture (including, to the extent permitted under Section 1.04(b), any resulting reduction in corporate overhead expenses and any reduction of Indebtedness with the proceeds thereof) and (ii) compliance by the Borrower with the provisions of this Agreement that employ such financial definitions shall be determined based on such pro forma calculations.

(d) Notwithstanding classification by the Borrower as discontinued operations under GAAP of any business unit of the Borrower to be divested as part of any Specified Divestiture, the assets, liabilities and results of operations of such business unit shall be included in the assets, liabilities and results of operations of the Borrower and the Subsidiaries on a consolidated basis (and in the financial definitions set forth in the Credit Agreement that refer to such assets, liabilities and results of operations of the Borrower and the Subsidiaries on a consolidated basis) until, and to the extent of, the consummation of the sale, transfer or other disposition thereof (it being understood that the foregoing shall not affect the obligations of the Borrower under Section 5.01 to deliver financial statements that are prepared in accordance with GAAP).”

(c) The first sentence of Section 2.11(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“In the event and on each occasion that any Net Proceeds are received or held by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received (or any amounts theretofore received become Net Proceeds), prepay Borrowings in accordance with and subject to paragraphs (e) and (f) below as follows: (i) in the case of a Prepayment Event referred to in clause (f) of the definition of such term, (A) first, with such Net Proceeds until the Leverage Ratio at the end of and for the most recent period of four fiscal quarters for which financial statements shall have been delivered pursuant to Section 5.01, computed on a pro forma basis in accordance with Section 1.04(b) to give effect to such Prepayment Event and the prepayment of Borrowings under this clause (A), shall be no greater than the historical Leverage Ratio at the end of and for such period and (B) second, to the extent any such Net Proceeds shall remain after the application thereof pursuant to clause (A) above, in an aggregate amount equal to 50% of such remaining Net Proceeds; and (ii) in the case of any other Prepayment Event, in an aggregate amount equal to (A) 100% of such Net Proceeds in the case of a Prepayment Event referred to in clause (b), (c) or (e) of the definition of such term, (B) 50% of such Net Proceeds in the case of a Prepayment Event referred to in clause (a) of the definition of such term and (C) 50% (or, if the Leverage Ratio as of the end of the most recent fiscal quarter of the Borrower ending after the Effective Date

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for which financial statements shall have been delivered pursuant to Section 5.01 shall have been (x) less than 4.50 to 1.00 but greater than 4.00 to 1.00, 25% and (y) less than 4.00 to 1.00, 0%) of such Net Proceeds in the case of a Prepayment Event referred to in clause (d) of the definition of such term.”

(d) Section 5.01(b) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (ix) thereof, replacing the period at the end of clause (x) thereof with “; and” and adding a new clause (xi) at the end thereof as follows:

“(xi) within 10 days after the consummation of any Specified Divestiture, an updated Schedule 3.04 hereto setting forth as of the date of such consummation a list of all the Subsidiaries and the percentage ownership of the Borrower and the Subsidiaries therein, and identifying, as of such date, each Class A Excluded Subsidiary, Class B Excluded Subsidiary, Class C Excluded Subsidiary, Class D Excluded Subsidiary, Designated Syndicated Person, Class A Excluded Equity Interest and Class B Excluded Equity Interest.”

(e) Section 6.03(a) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (K) thereof, relettering clause (L) thereof as clause (M) and adding a new clause (L) immediately following clause (K) thereof as follows:

“(L) any Subsidiary that is to be divested as part of the Permitted Surgery Center Divestiture may incur Indebtedness for borrowed money the proceeds of which are distributed to the Borrower or another Subsidiary that is not to be so divested at or prior to the time of such divestiture, provided that (1) neither the Borrower nor any other Subsidiary shall Guarantee or otherwise be directly or contingently liable for such Indebtedness and (2) any such Indebtedness shall be promptly repaid in full if such Subsidiary shall not be divested as part of the Permitted Surgery Center Divestiture within 15 days after such Indebtedness shall have been incurred; and”.

(f) Section 6.06 of the Credit Agreement is hereby amended by replacing the word “and” at the end of clause (d) thereof with a comma, relettering clause (e) thereof (and all references to such clause (e)) as clause (f) and adding a new clause (e) immediately following clause (d) thereof as follows:

“(e) Liens securing Indebtedness permitted under Section 6.03(a)(L), provided that such Liens shall extend only to the assets of the Subsidiaries to be divested as part of the Permitted Surgery Center Divestiture and”.

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(g) Section 6.09(a) of the Credit Agreement is hereby amended to add at the end thereof the following:

“Notwithstanding the foregoing, the Borrower may, and may permit any of the Subsidiaries, to make Restricted Payments with assets of its surgery center business unit as part of the Permitted Surgery Center Divestiture, and the amount of any such Restricted Payments shall be disregarded for the purpose of determining compliance with clause (i)(C) above.”

(h) Section 6.09(b) of the Credit Agreement is hereby amended to add at the end thereof the following:

“Notwithstanding the foregoing, the Borrower may, and may permit any of the Subsidiaries, to repurchase, redeem or prepay Indebtedness of the Borrower or any Subsidiary in amounts that in the aggregate do not exceed the aggregate amount of the Retained Divestiture Net Proceeds, if any, provided that immediately prior to and immediately after giving effect to each such repurchase, redemption or prepayment, no Default shall have occurred and be continuing.”

(i) Section 6.13 of the Credit Agreement is hereby amended as follows:

(i) The existing text thereof is hereby designated as paragraph (a) and the following sentence is added at the end thereof:

“Notwithstanding the foregoing, the Borrower and the Subsidiaries may, in connection with any Specified Divestiture, make such contributions or other dispositions of the assets (including the equity interests of any Subsidiary) and liabilities that are to be divested as part of such Specified Divestiture to any other Subsidiary, in each case, as are necessary for all the assets and liabilities to be divested as part of such Specified Divestiture to be held by one or more of the Subsidiaries to be so divested.”

(ii) The following new paragraph (b) is added at the end thereof:

“(b) Notwithstanding anything to the contrary set forth in this Agreement, the Borrower and the Subsidiaries may, in connection with any Specified Divestiture, engage in such transactions and take such actions, including reorganization transactions for tax or other general corporate purposes, as are approved in writing in advance by the Administrative Agent.”

(i) Section 7.01(p) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(p) the Guarantees under the Collateral and Guarantee Agreement of any material portion of the Guarantors shall cease to be, or shall be

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asserted by the Borrower or any Subsidiary not to be, valid and enforceable Guarantees of the Obligations, except as a result of a release of any Guarantor from its Guarantee expressly provided for in Section 9.14;”.

SECTION 2. Incremental Commitments. (a) Article II of the Credit Agreement is hereby amended by inserting at the end thereof the following Section 2.20:

“SECTION 2.20. Incremental Commitments. (a) The Borrower may on one or more occasions, by written notice to the Administrative Agent, request (i) Incremental Term Commitments in an aggregate amount not to exceed the Incremental Commitment Amount from one or more financial institutions willing to become Incremental Term Lenders, (ii) Incremental Revolving Commitments in an aggregate amount not to exceed the Incremental Commitment Amount from one or more financial institutions willing to become Incremental Revolving Lenders and (iii) Incremental Tranche A LC Commitments in an aggregate amount not to exceed the Incremental Commitment Amount from one or more financial institutions willing to become Incremental Tranche A LC Lenders, provided that each Incremental Lender, if not already a Lender hereunder, shall be reasonably acceptable to (x) the Administrative Agent, (y) in the case of Incremental Revolving Lenders and Incremental Tranche A LC Lenders, each Issuing Bank and (z) in the case of Incremental Revolving Lenders, the Swingline Lender. Such notice shall set forth (A) the amount of the Incremental Term Commitments, Incremental Revolving Commitments or Incremental Tranche A LC Commitments, as applicable, being requested (which shall be in integral multiples of $1,000,000 and not less than $25,000,000, or equal to the remaining Incremental Commitment Amount), (B) the date on which such Incremental Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice (which time periods for notice may be modified or waived by the Administrative Agent in its discretion)) and (C) in the case of Incremental Term Loan Commitments, whether such Incremental Term Loan Commitments are to be commitments to make term loans on terms identical to the Term Loans outstanding on the date of making of such new term loans or commitments to make term loans with economic terms (such as pricing, maturities and amortization schedules) that are different from such outstanding Term Loans (but otherwise on the terms identical to such outstanding Term Loans) (“Other Term Loans”).

(b) The Borrower and each Incremental Lender shall execute and deliver to the Administrative Agent an appropriate Incremental Credit Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Commitment of such Incremental Lender. Each Incremental Term Assumption Agreement shall specify the terms of the Incremental Term Loans to be made thereunder; provided that, without the prior written consent of the Term Lenders holding a majority of the principal amount of the Term Loans outstanding immediately prior to the effectiveness of such Incremental Term Assumption Agreement, (i) the final maturity date of any

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Other Term Loans shall be no earlier than the Term Maturity Date, (ii) the average life to maturity of any Other Term Loans shall be no shorter than the average life to maturity of such Term Loans and (iii) if the initial yield on any Other Term Loans (as determined by the Administrative Agent to be equal to the sum of (x) the Adjusted LIBOR margin on the Other Term Loans and (y) if the Other Term Loans are initially made at a discount or the Incremental Term Lenders making the same receive a fee directly or indirectly from the Borrower or any Subsidiary for making such Loans (the amount of such discount or fee, expressed as a percentage of the Other Term Loans, being referred to herein as “OID”), the amount of such OID divided by four) exceeds by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Yield Differential”) the Applicable Rate then in effect for Eurodollar Term Loans, then the Applicable Rate then in effect for Term Loans shall automatically be increased by the Yield Differential, effective upon the making of the Other Term Loans.

(c) The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Credit Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Credit Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary or advisable, in the judgment of the Administrative Agent, to reflect the existence and terms of each Incremental Commitment evidenced thereby and any increase in the Applicable Rate required by paragraph (b) of this Section. Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld) and furnished to the other parties hereto.

(d) Notwithstanding the foregoing, no Incremental Commitment shall become effective under this Section unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer and (ii) the Administrative Agent shall have received legal opinions, board resolutions and other closing certificates and documentation reasonably requested by the Administrative Agent consistent with those delivered on the Closing Date pursuant to Section 4.01.

(e) Upon effectiveness of an Incremental Commitment of any Incremental Lender, such Incremental Lender shall be deemed to be a “Lender” (and a Lender in respect of Loans and Commitments of the applicable Class) hereunder, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Loans and Commitments of the applicable Class) hereunder and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Loans and Commitments of the applicable Class) hereunder. Without limiting the generality of the foregoing, (i) upon the effectiveness of an Incremental Revolving Commitment of any Incremental Revolving Lender, such Incremental Revolving Lender shall be deemed to have acquired, on the terms set forth in Section 2.05, participations in

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outstanding Revolving Letters of Credit equal to such Incremental Revolving Lender’s Applicable Revolving Percentage and (ii) upon the effectiveness of an Incremental Tranche A LC Commitment of any Incremental Tranche A LC Lender, such Incremental Tranche A LC Lender (x) shall deposit in the Tranche A Deposit Account an amount in dollars equal to such Incremental Tranche A LC Lender’s Incremental Tranche A LC Commitment (the amount of such deposit actually made being referred to herein as the “Incremental Tranche A Deposit” of such Incremental Tranche A LC Lender), (y) shall be bound by the agreements and acknowledgements of the Tranche A LC Lenders set forth in Section 2.05(o), 2.05(p) and 2.05(q) (and shall be deemed to have granted a security interest in its Incremental Tranche A Deposit as set forth in Section 2.05(o)) and (z) shall be deemed to have acquired, on the terms set forth in Section 2.05, participations in outstanding Tranche A Letters of Credit equal to such Incremental Tranche A LC Lender’s Applicable Tranche A LC Percentage. For the avoidance of doubt, upon the effectiveness of any Incremental Revolving Commitment or any Incremental Tranche A LC Commitment (and the concomitant funding of the Incremental Tranche A Deposit), the Applicable Revolving Percentage and the Applicable Tranche A LC Percentage, as the case may be, shall automatically be adjusted to reflect such effectiveness (and such funding).

(f) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action that it deems necessary or advisable to ensure that all Incremental Term Loans (other than the Other Term Loans), when originally made, are included in each Borrowing of outstanding Term Loans on a pro rata basis. This may be accomplished at the discretion of the Administrative Agent by requiring each outstanding Eurodollar Term Borrowing to be converted into an ABR Term Borrowing on the date of each Incremental Term Loan, or by allocating a portion of each Incremental Term Loan to each outstanding Eurodollar Term Borrowing on a pro rata basis, even though as a result thereof such Incremental Term Loan may effectively have a shorter Interest Period than the Term Loans included in the Borrowing of which they are a part (and notwithstanding any other provision of this Agreement that would prohibit such an initial Interest Period). Any conversion of Eurodollar Term Loans to ABR Term Loans required by the preceding sentence shall be subject to Section 2.16. If any Incremental Term Loan is to be allocated to an existing Interest Period for a Eurodollar Term Borrowing then, subject to Section 2.13(c), the interest rate applicable to such Incremental Term Loan for the remainder of such Interest Period shall equal the Adjusted LIBO Rate for a period approximately equal to the remainder of such Interest Period (as determined by the Administrative Agent two Business Days before the date such Incremental Term Loan is made) plus the Applicable Rate.

(f) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all actions that it deems necessary or advisable to ensure that, after giving effect to any Incremental Revolving Commitment pursuant to this Section, the outstanding Revolving Loans are held by the Revolving Lenders in accordance with their new Applicable Revolving Percentages. This may be

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accomplished at the discretion of the Administrative Agent (i) by requiring the outstanding Revolving Loans to be prepaid with the proceeds of a new Revolving Borrowing, (ii) by permitting the Revolving Borrowings outstanding at the time of any increase in the aggregate Revolving Commitments pursuant to this Section to remain outstanding until the last days of the respective Interest Periods therefor, even though the Revolving Lenders would hold such Revolving Borrowings other than in accordance with their new Applicable Revolving Percentages, or (iii) by any combination of the foregoing. Any prepayment described in this paragraph shall be subject to Section 2.16, but otherwise without premium or penalty.”

(b) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)           The definition of each of the following terms in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

“Class” refers (a) when used in reference to any Loan or Borrowing, to whether such Loan, or the Loans comprising such Borrowing, are Term Loans, Other Term Loans or Revolving Loans and (b) when used in reference to any Commitment, to whether such Commitment is a Term Commitment, an Incremental Term Commitment, a Revolving Commitment or a Tranche A LC Commitment.

“Combined Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Term Loans and its Revolving Exposure and Tranche A LC Exposure at such time.

“Commitments” means, with respect to each Lender, such Lender’s Term Commitment, Incremental Term Commitments, Revolving Commitment and Tranche A LC Commitment.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or as set forth in Section 2.20(a), other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Loan Documents” means this Agreement, each Letter of Credit issued hereunder, any Letter of Credit application referred to in Section 2.05, the Security Documents, each Incremental Credit Assumption Agreement and any Notes.

(ii)          The following definitions are hereby added in appropriate alphabetical order:

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“Incremental Commitment” means an Incremental Term Commitment, Incremental Revolving Commitment or Incremental Tranche A LC Commitment.

“Incremental Commitment Amount” means, at any time, the excess, if any, of (a) $300,000,000 over (b) the sum of (i) the aggregate amount of all Incremental Term Commitments established prior to such time, (ii) the aggregate amount of all Incremental Revolving Commitments established prior to such time and (iii) the aggregate amount of all Incremental Tranche A LC Commitments established prior to such time.

“Incremental Credit Assumption Agreement” means an Incremental Term Assumption Agreement, Incremental Revolving Assumption Agreement or Incremental Tranche A LC Assumption Agreement.

“Incremental Lender” means a Lender having an Incremental Commitment.

“Incremental Revolving Assumption Agreement” means an Incremental Revolving Assumption Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Incremental Revolving Lenders.

“Incremental Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Revolving Assumption Agreement and Section 2.20, to make Revolving Loans and to acquire participations in Revolving Letters of Credit and in Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Exposure under such Incremental Revolving Assumption Agreement. Upon the effectiveness of an Incremental Revolving Commitment of any Lender, (i) such Incremental Revolving Commitment shall constitute (or, in the event such Lender already has a Revolving Commitment, shall increase) the Revolving Commitment of such Lender and (ii) the aggregate amount of the Revolving Commitments shall be increased by the amount of such Incremental Revolving Commitment, in each case, subject to further increase or reduction from time to time as set forth in the definition of the term “Revolving Commitment”.

“Incremental Revolving Lender” means a Lender having an Incremental Revolving Commitment.

“Incremental Term Assumption Agreement” means an Incremental Term Assumption Agreement, in form and substance reasonably

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satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Incremental Term Lenders.

“Incremental Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender, established pursuant an Incremental Term Assumption Agreement and Section 2.20, to make Incremental Term Loans to the Borrower, expressed as an amount representing the maximum principal amount of the Incremental Term Loans to be made by such Lender.

“Incremental Term Lender” means a Lender having an Incremental Term Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loans” means term loans made by one or more Lenders to the Borrower pursuant to one or more Incremental Term Assumption Agreements. Incremental Term Loans may be made on the same terms as the Term Loans outstanding on the date of making of such Incremental Term Loans (in which case such Incremental Term Loans shall constitute Loans of the same Class as such outstanding Term Loans) or, to the extent permitted by Section 2.20 and provided for in the relevant Incremental Term Assumption Agreement, may be in the form of Other Term Loans (in which case such Incremental Term Loans and such outstanding Term Loans shall constitute Loans of different Classes). Upon the making of any Incremental Term Loans, the term “Term Loan” shall be deemed, unless the context shall otherwise require, to include Incremental Term Loans (including for purposes of the term “Combined Credit Exposures”).

“Incremental Tranche A Deposit”, with respect to each Incremental Tranche A LC Lender, has the meaning assigned to such term in Section 2.20(e). Upon the making of an Incremental Tranche A Deposit, (i) such Incremental Tranche A Deposit shall constitute (or, in the event such Lender already has a Tranche A Deposit, shall increase) the Tranche A Deposit of such Lender and (ii) the aggregate amount of the Tranche A Deposits shall be increased by the amount of such Incremental Tranche A Deposit, subject to further increase or reduction from time to time as set forth in the definition of the term “Tranche A Deposit”.

“Incremental Tranche A LC Assumption Agreement” means an Incremental Tranche A LC Assumption Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Incremental Tranche A LC Lenders.

“Incremental Tranche A LC Commitment” means, with respect to each Lender, the commitment, if any, of such Lender, established pursuant to an Incremental Tranche A LC Assumption Agreement and Section 2.20,

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to acquire participations in Tranche A Letters of Credit hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Tranche A LC Exposure under such Incremental Tranche A LC Assumption Agreement. Upon the effectiveness of an Incremental Tranche A LC Commitment of any Lender, (i) such Incremental Tranche A LC Commitment shall constitute (or, in the event such Lender already has a Tranche A LC Commitment, shall increase) the Tranche A LC Commitment of such Lender and (ii) the aggregate amount of the Tranche A LC Commitments shall be increased by the amount of such Incremental Tranche A LC Commitment, subject to further increase or reduction from time to time as set forth in the definition of the term “Tranche A LC Commitment”

“Incremental Tranche A LC Lender” means a Lender having an Incremental Tranche A LC Commitment.

“Other Term Loans” has the meaning assigned to such term in Section 2.20(a).

“Yield Differential” has the meaning assigned to such term in Section 2.20(b).

(c) Section 2.02(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after, as applicable, the Term Maturity Date, the Revolving Credit/LC Maturity Date or, in the case of a Borrowing consisting of any Other Term Loans, the scheduled final maturity date of such Other Term Loans.”

(d) Section 2.05(u) of the Credit Agreement is hereby amended and restated in its entirety as follows;

“(u) Satisfaction of Tranche A LC Lender Funding Obligations. The Borrower and each Issuing Bank acknowledges and agrees that notwithstanding any other provision contained herein, the deposit by each Tranche A LC Lender in the Tranche A Deposit Account on the Effective Date of funds equal to its Tranche A Deposit (and, upon effectiveness of any Incremental Tranche A LC Assumption Agreement, the deposit by each Incremental Tranche A LC Lender in the Tranche A Deposit Account on the date specified in Section 2.20(e) of its Incremental Tranche A Deposit) will fully discharge the obligation of such Lender to reimburse its Applicable Tranche A Percentage of Tranche A LC Disbursements that are not reimbursed by the Borrower pursuant to Section 2.05(e), and that no other or further payments shall be required to be made by any Tranche

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

A LC Lender (including any Incremental Tranche A LC Lender) in respect of any such reimbursement obligations.”

(e) Section 2.10(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Term Borrowings commencing on September 30, 2006, and continuing on the last day of each December, March, June and September occurring thereafter and prior to the Term Maturity Date (each a “Scheduled Payment Date”), in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Term Loans outstanding as of the Effective Date; provided, however, that upon the making of any Incremental Term Loans (other than any Other Term Loans), the aggregate amount of the amortization payments required to be made under this paragraph on each Scheduled Payment Date thereafter shall be increased proportionately to reflect the aggregate principal amount of such Incremental Term Loans; and provided further that the scheduled amortization payments with respect to Other Term Loans shall be as set forth in the applicable Incremental Term Assumption Agreement. Each payment of Term Loans pursuant to this paragraph shall be accompanied by accrued interest on the principal amount paid to but excluding the date of payment.”

(f) Section 2.11(e) of the Credit Agreement is hereby amended by amending and restating clause (i) thereof in its entirety as follows:

“(i) first, to prepay Term Borrowings (with such prepayment to be allocated, in the event more than one Class of Term Borrowings is outstanding at the time of the making thereof, ratably among such Classes);”.

(g) Section 6.17 of the Credit Agreement is hereby amended to add at the end of the first sentence thereof the following:

“; provided, however, that the proceeds of any Incremental Term Loan may be used by the Borrower for the purposes specified in the applicable Incremental Term Assumption Agreement”.

SECTION 3. Pricing Amendment. (a) Subject to Section 7(c) hereof, the definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows (such amendment being referred to herein as the “Pricing Amendment”):

““Applicable Rate” means, for any day, (a) with respect to any Term Loan (other than any Other Term Loan), 2.50% per annum in the case of any Eurodollar Loan and 1.50% per annum in the case of any ABR Loan, (b) with respect to any Revolving Loan and Revolving

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

Commitment, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Commitment Fee”, as the case may be, based upon the Borrower’s Leverage Ratio as of the most recent determination date, and (c) with respect to any Other Term Loan, the rate set forth in the applicable Incremental Term Assumption Agreement:1

Leverage Ratio:	ABR Spread	Eurodollar Spread	Commitment Fee
Category 1 >5.0 to 1	225	325	50
Category 2 <5.0 to 1 and >4.0 to 1	200	300	50
Category 3 <4.0 to 1 and >3.0 to 1	175	275	50
Category 4 <3.0 to 1	150	250	37.5

Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate shall be that in effect at the end of the most recent fiscal quarter ended prior to such date for which financial statements have been delivered pursuant to Section 5.01; provided that (a) if any annual or quarterly financial statements required to have been delivered under Section 5.01 shall not have been delivered, the Applicable Rate shall, until such financial statements shall have been delivered, be determined by reference to Category 1 in the above table and (b) in the event of the incurrence of any Incremental Term Loans, the Leverage Ratio used on any date on or after the date of such incurrence and prior to the date of delivery pursuant to Section 5.01 of the financial statements for the fiscal quarter during which such incurrence has occurred shall reflect the incurrence of such Incremental Term Loans. In the event that any financial statement or certificate delivered pursuant to Section 5.01 shall prove to have been inaccurate (regardless of whether the Commitments are in effect or any Loans or Letters of Credit are outstanding when such inaccuracy is discovered), and such inaccuracy shall have resulted in the payment of any interest or fees at rates lower than those that were in fact applicable for any period (based on the Borrower’s actual Leverage Ratio), then the Borrower shall promptly deliver to the Administrative Agent a corrected financial statement or certificate, as the case may be, and pay to the Administrative Agent, for distribution to the Lenders (or former Lenders) as their interests may appear, the accrued interest or fees that should have been paid but were not paid as a result of the inaccuracy

_________________________

1 Note to parties: The pricing grid has not been changed, but two columns that are no longer relevant have been deleted.

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

of such financial statement or certificate (it being understood that nothing in this sentence shall limit the rights of the Administrative Agent or the Lenders under Section 2.13(c) or Article VII).”

(b) On and as of the Pricing Amendment Effective Date (and subject to the occurrence thereof), Section 2.11(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(g) All voluntary prepayments of Term Loans and all voluntary reductions or terminations of Tranche A LC Commitments, in each case, effected on or prior to the first anniversary of the Pricing Amendment Effective Date (as defined in Amendment No. 1, dated as of March 1, 2007, to this Agreement) (i) in the case of such voluntary prepayments, with the proceeds of a substantially concurrent issuance or incurrence of Indebtedness under any bank credit facility (including any replacement or incremental facility effected pursuant to an amendment of this Agreement) and (ii) in the case of such voluntary reductions or terminations, substantially concurrently with the effectiveness of any other bank credit facility (including any replacement or incremental facility effected pursuant to an amendment of this Agreement), will be accompanied by a fee equal to 1.00% of the aggregate principal amount of such prepayment or such reduced or terminated commitments, in each case, if the Applicable Rate or similar interest rate spread applicable to Indebtedness under such bank credit facility (or, in the case of any such bank credit facility that is a synthetic letter of credit facility, the interest rate spread equivalent fees payable with respect to lender deposits thereunder) is, or upon satisfaction of certain conditions could be, less than (A) in the case of such voluntary prepayments, the Applicable Rate that would apply to the Term Loans or (B) in the case of such voluntary reductions or terminations, the participation fees that would be payable to Tranche A LC Lenders under Section 2.12(b) (in each case, based on the definition of Applicable Rate or such participation fees as in effect on the Pricing Amendment Effective Date). Such fee shall be paid by the Borrower to the Administrative Agent, for the accounts of the Term Lenders or the Tranche A LC Lenders, as applicable, on the date of such prepayment or reduction or termination, as the case may be.”

(c) Section 9.05 of the Credit Agreement is hereby amended to add “and the last sentence of the definition of the term “Applicable Rate”” immediately after the reference to “Article VIII” in such Section.

SECTION 4. Fees. The Borrower agrees to pay on the First Amendment Effective Date (as defined below) to the Administrative Agent, for the account of each Existing Lender that (a) is a Revolving Lender and executes and delivers a copy of a “Revolving Lender Consent” attached hereto as Exhibit A or (b) is a Term Lender or a Tranche A LC Lender (such Existing Lenders being referred to herein as the “Existing Term/Tranche A LC Lenders”) and executes and delivers a copy of a “Term Lender

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

Consent” attached hereto as Exhibit B or “Tranche A LC Lender Consent” attached hereto as Exhibit C, as applicable, in each case, to the Administrative Agent (or its counsel) at or prior to 4:00 p.m., New York City time, on March 1, 2007, an amendment fee (the “Amendment Fee”) in an amount equal to 0.05% of the aggregate amount of the Term Loans, Revolving Exposure, Tranche A LC Exposure and unused Commitments of such Existing Lender outstanding on the First Amendment Effective Date (and, if the Pricing Amendment Effective Date (as defined below) shall occur on the First Amendment Effective Date, before giving effect to any replacements of Lenders contemplated by Section 6 below). Any such consents are referred to herein as the “Consents”, and the Consent of any Existing Term/Tranche A LC Lender that indicates the consent of such Existing Term/Tranche A LC Lender to the Pricing Amendment is referred to herein as a “Pricing Amendment Consent”. All such fees shall be payable in immediately available funds and shall not be refundable.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the other parties hereto that, as of the First Amendment Effective Date:

(a) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all requisite corporate actions required for the lawful execution, delivery and performance thereof; that this Amendment has been duly executed and delivered by the Borrower; and that this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

(b) The representations and warranties of the Borrower set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct as of such earlier date).

(c) No Default has occurred and is continuing on and as of the First Amendment Effective Date.

SECTION 6. Replacement of Lenders. (a) On and as of the Pricing Amendment Effective Date, (i)(A) each Person that executes and delivers a counterpart hereof as a “New Term Lender” (such Persons being collectively referred to herein as the “New Term Lenders”) shall pay to the Administrative Agent the aggregate amount set forth below such New Term Lender’s signature2 and (B) each Person that executes and delivers a counterpart hereof as a “New Tranche A LC Lender” (such Persons being collectively referred to herein as the “New Tranche A LC Lenders” and, together with the

_________________________

2 Note to parties: These amounts will include accrued interest on the interests being acquired by the New Lenders.

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

New Term Lenders, the “New Lenders”) shall pay to the Administrative Agent the aggregate amount set forth below such New Tranche A LC Lender’s signature3, (ii) subject to the Administrative Agent’s actual receipt of all the amounts payable to it pursuant to clause (i) above and subject to the substantially concurrent making by the Borrower of the Other Amounts Payment pursuant to clause (iii) below, the Administrative Agent shall, promptly upon receipt by the Administrative Agent of such amounts, (A) in the case of payments referred to in clause (i)(A) above, apply the amounts actually received by it to make the Term Principal/Interest Payment (as defined below) and (B) in the case of payments referred to in clause (i)(B) above, apply the amounts actually received by it to make the Tranche A Deposit/Interest Payment (as defined below) and (iii) the Borrower shall make the Other Amounts Payment (as defined below).

(b) For purposes hereof, (i) the term “Term Principal/Interest Payment” means an amount equal to the outstanding principal amount of each Term Loan, and all accrued interest thereon, of each Replaced Term Lender (as defined below), (ii) the term “Tranche A Deposit/Interest Payment” means an amount equal to the total Tranche A Deposit of each Replaced Tranche A LC Lender (as defined below) and all accrued Tranche A Deposit Return thereon and related participation fees referred to in Section 2.12(b) of the Credit Agreement, (iii) the term “Other Amounts Payment” means the payment in full to each Replaced Lender (as defined below) of all other amounts owing to, or accrued for the account of, such Replaced Lender under the Credit Agreement, and (iv) the term “Replacement Payments” means the Term Principal/Interest Payment, the Tranche A Deposit/Interest Payment and the Other Amounts Payment, collectively.

(c) For purposes hereof, (i) the term “Replaced Term Lender” means each Existing Lender that is a Term Lender and that has not delivered to the Administrative Agent (or its counsel) an executed Pricing Amendment Consent on or before the Pricing Amendment Effective Date, (ii) the term “Replaced Tranche A LC Lender” means each Existing Lender that is a Tranche A LC Lender and that has not delivered to the Administrative Agent (or its counsel) an executed Pricing Amendment Consent on or before the Pricing Amendment Effective Date and (iii) the term “Replaced Lenders” means the Replaced Term Lenders and the Replaced Tranche A LC Lenders, collectively.

(d) On the Pricing Amendment Effective Date, the Administrative Agent shall prepare a schedule (the “New Lender Interest Schedule”) setting forth (i) with respect to each New Term Lender, the percentage of the aggregate Assigned Interest (as defined below) of all the Replaced Term Lenders allocable to such New Term Lender based on the payment made by such New Term Lender and the other New Term Lenders under clause (i)(A) of paragraph (a) of this Section and (ii) with respect to each New Tranche A LC Lender, the percentage of the aggregate Assigned Interest of all the Replaced Tranche A LC Lenders allocable to such New Tranche A LC Lender based on

_________________________

3 Note to parties: These amounts will include accrued deposit return and participation fees on the interests being acquired by the New Lenders.

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

the payment made by such New Tranche A LC Lender and the other New Tranche A LC Lenders under clause (i)(B) of paragraph (a) of this Section. The New Lender Interest Schedule shall be conclusive and binding on the parties hereto.

(e) Upon the making of the Replacement Payments as set forth in paragraph (b) of this Section:

(i)         each New Term Lender shall be deemed, other than for purposes of Sections 9.04(b)(i) and 9.04(b)(ii)(C) of the Credit Agreement, to be an assignee of that percentage of each Replaced Term Lender’s Assigned Interest set forth opposite such New Term Lender’s name on the New Lender Interest Schedule;

(ii)       each New Tranche A LC Lender shall be deemed, other than for purposes of Sections 9.04(b)(i) and 9.04(b)(ii)(C) of the Credit Agreement, to be an assignee of that percentage of each Replaced Tranche A LC Lender’s Assigned Interest set forth opposite such New Tranche A LC Lender’s name on the New Lender Interest Schedule, and shall succeed to a corresponding portion of such Replaced Tranche A LC Lender’s Tranche A LC Commitment;

(iii)      each New Lender shall become a party to the Credit Agreement and, to the extent set forth in clauses (i) and (ii) above, have the rights and obligations of a Lender under the Credit Agreement;

(iv)      with respect to each New Tranche A LC Lender, the Administrative Agent (A) shall establish a new Sub-Account in the name of such New Tranche A LC Lender and (B) shall transfer from the Sub-Accounts of the Replaced Tranche A LC Lenders to the Sub-Account of such New Tranche A LC Lender an amount representing such New Tranche A LC Lender’s interest therein as set forth in clause (ii) above, whereupon the Administrative Agent shall close the Sub-Accounts of the Replaced Tranche A LC Lenders; and

(v)        each Replaced Lender shall be released from its obligations under the Credit Agreement (including, with respect to each Replaced Tranche A LC Lender, its Tranche A LC Commitment, which shall terminate at such time) and shall cease to be a party to the Credit Agreement (but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 of the Credit Agreement).

(f) For purposes of this Section, the term “Assigned Interest” means (i) with respect to any Replaced Term Lender, (A) all the rights and obligations of such Replaced Term Lender, in its capacity as a Term Lender, under the Credit Agreement and any other documents or instruments delivered pursuant thereto and (B) the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Replaced Term Lender, in its capacity as a Term Lender, against any

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing and (ii) with respect to any Replaced Tranche A LC Lender, (A) all the rights and obligations of such Replaced Tranche A LC Lender, in its capacity as a Tranche A LC Lender, under the Credit Agreement and (B) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Replaced Tranche A LC Lender, in its capacity as a Tranche A LC Lender, against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing.

SECTION 7. Conditions Precedent; Effectiveness. (a) Subject to paragraph (b) of this Section, the effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(i)         the Administrative Agent shall have executed a counterpart of this Amendment and shall have received (A) a counterpart of this Amendment executed on behalf of the Borrower and (B) properly completed Consents that, when taken together, bear the signatures of Existing Lenders representing the Required Lenders;

(ii)       the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed on behalf of the Borrower by a Financial Officer, confirming compliance with the representations set forth in Section 5 hereof; and

(iii)      the Administrative Agent shall have received the Amendment Fees and all other fees and other amounts due and payable to it on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

(b) The effectiveness of the Pricing Amendment is further subject to the satisfaction of the following additional conditions precedent:

(i)         the Administrative Agent shall have received (A) properly completed Pricing Amendment Consents that, when taken together, bear the signatures of all the Existing Term/Tranche A LC Lenders (other than any Replaced Lenders) and (B) a counterpart of this Amendment signed on behalf of each New Lender; and

(ii)	the Replacement Payments shall have been made in full.

(c) This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which the conditions precedent set forth in paragraph (a) of this Section shall have been satisfied; provided, however, that, notwithstanding effectiveness of this Amendment, the Pricing Amendment shall

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

not become effective until the later of (i) the first date on which the conditions precedent set forth in paragraphs (a) and (b) of this Section shall have been satisfied and (ii) March 11, 2007 (the “Pricing Amendment Effective Date”). The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date and the Pricing Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 8. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or any other Agent/Arranger Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (it being understood and agreed that all interest and fees accruing under the Credit Agreement in respect of periods prior to the Pricing Amendment Effective Date will accrue at the rates specified in the Credit Agreement prior to it being amended by the Pricing Amendment and be payable at the times provided in the Credit Agreement). Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby (subject to, in the case of the Pricing Amendment, the provisions of Section 7(c) hereof). This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment or of a Consent by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof or of such Consent. Each Existing Lender that shall have executed and delivered a Consent as contemplated hereby shall be deemed to be a party to this Amendment as if such Existing Lender shall have executed and delivered a counterpart hereof.

SECTION 10. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HEALTHSOUTH CORPORATION,
By
/s/ John L. Workman
Name: John L. Workman
Title: EVP and CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By
/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

NEW TERM LENDERS:

Name of New Term Lender: JP Morgan Chase Bank, NA

By
/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

Amount: $6,467,500.00

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THE HEALTHSOUTH CREDIT AGREEMENT

DATED AS OF MARCH 10, 2006

NEW TRANCHE A LC LENDERS:

Name of New Tranche A LC Lender: JP Morgan Chase Bank, NA

by
/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

Amount: $5,000,000.00

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THE HEALTHSOUTH CREDIT AGREEMENT

DATED AS OF MARCH 10, 2006

HealthSouth Corporation

Revolving Lender Consent

Reference is made to Amendment No. 1 dated as of March 1, 2007 (the “First Amendment”), to the Credit Agreement dated as of March 10, 2006 (the “Credit Agreement”), among HealthSouth Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the other parties thereto.

The undersigned is a Revolving Lender under the Credit Agreement. In such capacity, the undersigned hereby consents to each of the amendments to the Credit Agreement set forth in, and the other terms of, the First Amendment.

Name of Revolving Lender: Azure Funding North America II

by
/s/ Heinz Noeding
Name: Heinz Noeding
Title: Authorized Signatory

Name of Revolving Lender: Camulos Master Fund LP

by
/s/ Maura A. King
Name: Maura A. King
Title: CEO

Name of Revolving Lender: Styx Partners, LP

by
/s/ Kevin Genda
Name: Kevin Genda
Title: VP

Name of Revolving Lender: CIT Healthcare LLC

by
/s/ Dennis Zinkand
Name: Dennis Zinkand
Title: Director

Name of Revolving Lender: Citicorp North America, Inc.

by
/s/ Blake Gronich
Name: Blake Gronich
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT A

Name of Revolving Lender: Deutsche Bank Trust Company Americas

by
/s/ Carin Keegan
Name: Carin Keegan
Title: VP

Name of Revolving Lender: Deutsche Bank Trust Company Americas

by
/s/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

Name of Revolving Lender: First Commercial Bank

by
/s/ Jason Gaetz
Name: Jason Gaetz
Title: AVP

Name of Revolving Lender: Goldman Sachs Credit Partners, LP

by
/s/ Pedro Ramirez
Name: Pedro Ramirez
Title: Authorized Signatory

Name of Revolving Lender: JP Morgan Chase Bank, NA

by
/s/ Dawn L. LeeLum
Name: Dawn L. LeeLum
Title: Executive Director

Name of Revolving Lender: Merrill Lynch Capital Corp.

by
/s/ M.E. O'Brien
Name: M.E. O'Brien
Title: VP

Name of Revolving Lender: Merrill Lynch Credit Products, LLC

by
/s/ Neyda Darias
Name: Neyda Darias
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT A

Name of Revolving Lender: Thracia, LLC

by
/s/ John Vassallo
Name: John Vassallo
Title: Member

Name of Revolving Lender: Grand Central Asset Trust, SAN Series

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-Fact

Name of Revolving Lender: TRS Thebe LLC, by Deutsche Bank Trust Company Americas Its sole member, by DB Services New Jersey, Inc.

by
/s/ Deborah O'Keefe
Name: Deborah O'Keefe
Title: VP

Name of Revolving Lender: TRS Thebe LLC, by Deutsche Bank Trust Company Americas Its sole member, by DB Services New Jersey, Inc.

by
/s/ Edward Schaffer
Name: Edward Schaffer
Title: VP

Name of Revolving Lender: Wachovia Bank, National Association

by
/s/ Kirk Tesch
Name: Kirk Tesch
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT A

HealthSouth Corporation

Term Lender Consent

Reference is made to Amendment No. 1 dated as of March 1, 2007 (the “First Amendment”), to the Credit Agreement dated as of March 10, 2006 (the “Credit Agreement”), among HealthSouth Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the other parties thereto. Capitalized terms used but not defined in this Revolving Lender Consent have the meanings assigned thereto in the First Amendment.

The undersigned is a Term Lender under the Credit Agreement. In such capacity, the undersigned hereby consents to: [check only ONE box as applicable]

? each of the amendments to the Credit Agreement set forth in, and the other terms of, the First Amendment; or

? each of the amendments to the Credit Agreement (other than the Pricing Amendment) set forth in, and the other terms of, the First Amendment.

Name of Term Lender: York Enhanced Strategies Fund, LLC

by
/s/ Julian Manisutimack
Name: Julian Manisutimack
Title: SVP

Name of Term Lender: Airlie CLO 2006 - II Ltd.

by
/s/ Steve Ezzeo
Name: Steve Ezzeo
Title: Portfolio Manager

Name of Term Lender: TRS 1 LLC

by
/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: VP

Name of Term Lender: Frank Russell Investment Co. Fixed Income III Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Delaware VIP Trust - Delaware VIP Diversified Income Series

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Delaware Group Advisor Funds - Delaware Diversified Income Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Delaware Pooled Trust - The Core Plus Fixed income Portfolio by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Delaware Corporate Bond Fund, a Series of Delaware Group Income Funds

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Delaware Extended Duration Bond Fund, a Series of Delaware Group

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Frank Russell Investment Co., Multi-Strategy Bond Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Russell Multi-Managed Bond Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Russell Common Trust Core Bond Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Allina Health System

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Frank Russell Investment Co. plc

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Sunoco Inc Master Retirement Trust

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: People Energy Corporation Pension Trust

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Liberty Mutual Employees' Thirft Incentive Plan

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Bechtel Corporation

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Wisconsin Public Service Corporation

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: The Walt Disney Company Retirement Plan Master Trust

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Optimum Trust-Optimum Fixed Income Fund

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: VP

Name of Term Lender: Putnam Bank Loan Fund (Cayman) Master Fund

by
/s/ Angela Patel
Name: Angela Patel
Title: VP

Name of Term Lender: BlackRock Global Floating Rate Income Trust

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: BlackRock Limited Duration Income Trust

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: BlackRock Funds - High Yield Bond Portfolio

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: BlackRock Senior Income Series

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: BlackRock Senior Income Series II

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: BlackRock Senior Income Series III

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: BlackRock Senior Income Series IV

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: Granite Finance Limited

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Merrill Lynch Global Investment Series: Corporate Loan Income Portfolio

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: Merrill Lynch Global Investment Series: Income Strategies Portfolio

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: The Galaxite Master Unit Trust

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: Magetite Asset Investors LLC

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: Magetite V CLO, Limited

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: Missouri State Employees' Retirement System

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Senior Loan Portfolio

by
/s/ M. Lubrow
Name: M. Lubrow
Title: Authorized Signatory

Name of Term Lender: Babson CLO Ltd. 2004-I

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Term Lender: Babson CLO Ltd. 2005-I

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Term Lender: Babson CLO Ltd. 2005-II

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Term Lender: Babson CLO Ltd. 2005-III

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Term Lender: Babson CLO Ltd. 2006-I

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Term Lender: CM Life Insurance Company

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Bill & Melinda Gates Foundation Trust

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Term Lender: MassMutual Asia Limited

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Term Lender: Massacheusetts Mutual Life Insurance Company

by
/s/ Arthur J. McMahon
Name: Arthur J. McMahon
Title: Director

Name of Term Lender: KBC Financial Products (Cayman Islands) Ltd.

by
/s/ Arthur W. Strassle
Name: Arthur W. Strassle
Title: EVP

Name of Term Lender: AXA Premier VIP High Yield Portfolio

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: Fairway Loan Funding Company

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: IBM Personal Pension Plan Trust

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Mayport CLO Ltd.

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: PIMCO Bermuda US High Yield II (M)

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: PIMCO Cayman Global High Income Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: PIMCO Floating Income Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: PIMCO Floating Rate Income Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: PIMCO Floating Rate Strategy Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: PIMCO GIS High Yield Bond Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: PIMCO Global StocksPLUS & Income Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: PIMCO High Income Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: PIMCO High Yield Fund

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: PVIT High Yield Bond Portfolio

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: Prudential Series Fund Incorporated

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: Red River HYPi, LP

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: Southport CLO, Limited

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: State Teachers Retirement System of Ohio

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: Waveland - INGOTS, Ltd.

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: ING PIMCO Core Bond Portfolio

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: California Public Employees' Retirement System

by
/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: SVP

Name of Term Lender: Gulf Stream-Compass CLO 2003-I Ltd.

by
/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Name of Term Lender: Gulf Stream-Compass CLO 2005-II Ltd.

by
/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Name of Term Lender: Gulf Stream-Rashinban CLO 2006-I Ltd.

by
/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Gulf Stream-Sextant CLO 2006-I Ltd.

by
/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Name of Term Lender: Gulf Stream-Sextant CLO 2007-I Ltd.

by
/s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Name of Term Lender: Putnam Floating Rate Income Fund

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Term Lender: Boston Harbor CLO 2004-I, Ltd.

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Term Lender: Putnam Variable Trust - PVT High Yield Fund

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Term Lender: Putnam High Yield Advantage Fund

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Term Lender: Putnam High Yield Trust

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Putnam Diversified Income Trust

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Term Lender: Putnam Master Intermediate Income Trust

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Term Lender: Putnam Premier Income Trust

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Term Lender: Putnam Variable Trust - PVT Diversified Income Fund

by
/s/ Beth Mazor
Name: Beth Mazor
Title: VP

Name of Term Lender: Founders Grove CLO, Ltd.

by
/s/ Brad Langs
Name: Brad Langs
Title: Officer

Name of Term Lender: Grant Grove CLO, Ltd.

by
/s/ Brad Langs
Name: Brad Langs
Title: Officer

Name of Term Lender: R2 Top Hat, Ltd.

by
/s/ Brandon Teague
Name: Brandon Teague
Title: Asst. Secretary

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Greenwich International Ltd.

by
/s/ Brett Kibbe
Name: Brett Kibbe
Title: SVP

Name of Term Lender: Amherst CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Brentwood CLO Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Balland CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Employers Insurance Company of Wausan

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Gleneagles CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Grayson CLO, Ltd.

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Harrison CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Highland Offshore Partners, LP

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Jasper CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Liberty CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Liberty Mutual Fire Insurance Company

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Liberty Mutual Insurance Company

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Loan Funding IV LLC

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Loan Funding VII LLC

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Loan Star State Trust

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Red River CLO Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Rockwall CDO Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Rockwall CDO I Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

Name of Term Lender: Southfork CLO, Ltd.

by
/s/ Brian Lohrding
Name: Brian Lohrding
Title: Treasurer

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Classic Cayman BD Limited

by
/s/ Brian Schneider
Name: Brian Schneider
Title: Authorized Signatory

Name of Term Lender: Nuveen Short Duration Bond Fund

by
/s/ Andrew J. Stenwall
Name: Andrew J. Stenwall
Title: Managing Director

Name of Term Lender: Nuveen High Yield Bond Fund

by
/s/ Andrew J. Stenwall
Name: Andrew J. Stenwall
Title: Managing Director

Name of Term Lender: Nuveen Core Bond Fund

by
/s/ Andrew J. Stenwall
Name: Andrew J. Stenwall
Title: Managing Director

Name of Term Lender: Nuveen Floating Rate Income Fund

by
/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

Name of Term Lender: Nuveen Floating Rate Income Opportunity Fund

by
/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

Name of Term Lender: Nuveen Senior Income Fund

by
/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Symphony Credit Opportunities Fund

by
/s/ Lenny Mason
Name: Lenny Mason
Title: Portfolio Manager

Name of Term Lender: Citibank, NA

by
/s/ Christine M. Kanicki
Name: Christine M. Kanicki
Title: Attorney-In-Fact

Name of Term Lender: ORIX Finance Corp.

by
/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Authorized Representative

Name of Term Lender: The Hartford Mutual Funds Inc.

by
/s/ John P. Conner
Name: John P. Conner
Title: SVP

Name of Term Lender: TCW Asset Management Company

by
/s/ Craig J. Rethmeyer
Name: Craig J. Rethmeyer
Title: SVP

Name of Term Lender: Lehman Commerical Paper Inc.

by
/s/ Craig Malloy
Name: Craig Malloy
Title: Authorized Signatory

Name of Term Lender: Ardsley CLO I Ltd.

by
/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Katonah IX CLO Ltd.

by
/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer

Name of Term Lender: Fremont CBNA Loan Funding, LLC

by
/s/ Stephen Gloria
Name: Stephen Gloria
Title: Attorney-In-Kind

Name of Term Lender: MFS Floating Rate High Income Fund

by
/s/ David Cobey
Name: David Cobey
Title: VP

Name of Term Lender: Marlborogh Street CLO, Ltd.

by
/s/ David Cobey
Name: David Cobey
Title: VP

Name of Term Lender: MFS Floating Rate Income Fund

by
/s/ David Cobey
Name: David Cobey
Title: VP

Name of Term Lender: Fraser Sullivan CLO I Ltd.

by
/s/ John Fraser
Name: John Fraser
Title: Managing Partner

Name of Term Lender: Fraser Sullivan CLO II Ltd.

by
/s/ John Fraser
Name: John Fraser
Title: Managing Partner

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Fraser Sullivan Credit Strategies Funding Ltd.

by
/s/ John Fraser
Name: John Fraser
Title: Managing Partner

Name of Term Lender: Madison Pork Funding II

by
/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

Name of Term Lender: Castle Garden

by
/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

Name of Term Lender: Madison Pork Funding III

by
/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

Name of Term Lender: Atrium V

by
/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

Name of Term Lender: CSAM SLF

by
/s/ Andrew H. Marshak
Name: Andrew H. Marshak
Title: Authorized Signatory

Name of Term Lender: Trimaran CLO VII Ltd

by
/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Trimaran CLO VI Ltd

by
/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Name of Term Lender: Trimaran CLO V Ltd

by
/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Name of Term Lender: Trimaran CLO IV Ltd

by
/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

Name of Term Lender: PPM Grayhawk CLO, Ltd. By PPM America, Inc. as Collateral Manager

by
/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

Name of Term Lender: SERVES 2006-1, Ltd. By PPM America, Inc. as Collateral Manager

by
/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

Name of Term Lender: O'Conner Credit Arbitrage Master Limited

by
/s/ Dean C. Crowe
Name: Dean C. Crowe
Title: Portfolio Manager

Name of Term Lender: Pacifica CDO II, Ltd.

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Pacifica CDO IV, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

Name of Term Lender: Pacifica CDO V, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

Name of Term Lender: Pacifica CDO VI, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

Name of Term Lender: Cambria Institutional Loan Fund, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

Name of Term Lender: Alcentra Warehouse, Ltd.

by
/s/ Dean Kawai
Name: Dean Kawai
Title: SVP

Name of Term Lender: Loan Funding VI LLC

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

Name of Term Lender: Monument Park CDO Ltd.

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Prospect Park CDO Ltd.

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

Name of Term Lender: Inwood Park CDO Ltd.

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

Name of Term Lender: Essex Park CDO Ltd.

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

Name of Term Lender: Lafayette Square CDO Ltd.

by
/s/ Dean T. Criares
Name: Dean T. Criares
Title: Sr. Managing Director

Name of Term Lender: TRS HY FNDS LLC

by
/s/ Deborah O'Keefe
Name: Deborah O'Keefe
Title: VP

Name of Term Lender: Blue Square Funding Limited Series 3

by
/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: VP

Name of Term Lender: Blue Square Funding Limited Series 3

by
/s/ Deborah O'Keefe
Name: Deborah O'Keefe
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: TRS LEDA LLC

by
/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: VP

Name of Term Lender: TRS LEDA LLC

by
/s/ Deborah O'Keefe
Name: Deborah O'Keefe
Title: VP

Name of Term Lender: TRS GSC Credit Strategies LLC

by
/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: VP

Name of Term Lender: TRS GSC Credit Strategies LLC

by
/s/ Deborah O'Keefe
Name: Deborah O'Keefe
Title: VP

Name of Term Lender: CIT Healthcare LLC

by
/s/ Dennis Zinkland
Name: Dennis Zinkland
Title: Director

Name of Term Lender: Atlas Loan Funding (Navigator), LLC

by
/s/ Diana M. Himes
Name: Diana M. Himes
Title: VP

Name of Term Lender: Atlas Loan Funding (Hartford), LLC

by
/s/ Diana M. Himes
Name: Diana M. Himes
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: WB Loan Funding 3, LLC

by
/s/ Diana M. Himes
Name: Diana M. Himes
Title: VP

Name of Term Lender: Cayon Capital CLO 2004-1 Ltd.

by
/s/ Dominique Mielle
Name: Dominique Mielle
Title: Authorized Signatory

Name of Term Lender: Cayon Capital CLO 2006-1 Ltd.

by
/s/ Dominique Mielle
Name: Dominique Mielle
Title: Authorized Signatory

Name of Term Lender: UBS AG, Stamford Branch

by
/s/ Toba Lumbantobing
Name: Toba Lumbantobing
Title: Assoc. Director

Name of Term Lender: UBS AG, Stamford Branch

by
/s/ Douglas Gervolino
Name: Douglas Gervolino
Title: Assoc. Director

Name of Term Lender: TRS 1 LLC

by
/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: VP

Name of Term Lender: TRS 1 LLC

by
/s/ Deborah O'Keefe
Name: Deborah O'Keefe
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: NYLIM Flatiron CLO 2003-1 Ltd.

by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Term Lender: NYLIM Flatiron CLO 2005-1 Ltd.

by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Term Lender: NYLIM Flatiron CLO 2004-1 Ltd.

by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Term Lender: NYLIM Flatiron CLO 2006-1 Ltd.

by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Term Lender: Mainstay Floating Rate Fund, a series of Eclipse Fund, LLC by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Term Lender: Mainstay Income Manager Fund, a series of Eclipse Fund, LLC by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: NYLIM Institutional Floating Rate Fund, LP

by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Term Lender: Mainstay VP Floating Rate Portfolio, a series of Mainstay VP Series, LLC by
/s/ F. Berthelot
Name: F. Berthelot
Title: Director

Name of Term Lender: United Enhanced Income Pool

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Term Lender: Institutional Managed Income Pool

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Term Lender: CI Signature Corporate Bond Fund

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Term Lender: CI Signature High Income Corporate Class

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: CI Signature High Income Fund

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Term Lender: CI Signature Income and Growth Corporate Class

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Term Lender: CI Signature Income and Growth Fund

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Term Lender: Skylon Growth and Income Trust

by
/s/ Geof Marshall
Name: Geof Marshall
Title: Portfolio Manager

Name of Term Lender: Wells Fargo Avantage High Income Fund

by
/s/ Gilbert L. Southwell III
Name: Gilbert L. Southwell III
Title: VP

Name of Term Lender: Fortress Credit Investments I Ltd.

by
/s/ Glenn P. Cummings
Name: Glenn P. Cummings
Title: CFO

Name of Term Lender: Fortress Credit Investments II Ltd.

by
/s/ Glenn P. Cummings
Name: Glenn P. Cummings
Title: CFO

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Kamunting Street Master Fund LP

by
/s/ Gregor Dannacker
Name: Gregor Dannacker
Title: Director of Research

Name of Term Lender: Kill Loan Funding LLC

by
/s/ Harriet Henry
Name: Harriet Henry
Title: Attorney-In-Fact

Name of Term Lender: VS CBNA Loan Funding LLC

by
/s/ Harriet Henry
Name: Harriet Henry
Title: Attorney-In-Fact

Name of Term Lender: Halcyon Fund, LP

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Term Lender: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO III Ltd.

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Term Lender: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-I Ltd.

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO II Ltd.

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Term Lender: Halcyon Structured Asset Management CLO I Ltd.

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Term Lender: First Commercial Bank

by
/s/ Jason Boetz
Name: Jason Boetz
Title: AVP

Name of Term Lender: JP Morgan Whitefriars Inc.

by
/s/ Jason Boyer
Name: Jason Boyer
Title: VP

Name of Term Lender: Forest Hills Blocker Ltd.

by
/s/ Jodye M. Anzalotta
Name: Jodye M. Anzalotta
Title: Attorney-In-Fact

Name of Term Lender: Grand Central Asset Trust, STK Series

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-In-Fact

Name of Term Lender: Yorkville CBNA Loan Funding LLC

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-In-Fact

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Sparks CBNA Loan Funding LLC

by
/s/ Erich VanRavenswaay
Name: Erich VanRavenswaay
Title: AVP

Name of Term Lender: Rivendell CBNA Loan Funding LLC

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-In-Fact

Name of Term Lender: Grand Central Asset Trust, CIT Series

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-In-Fact

Name of Term Lender: Grand Central Asset Trust, HLD Series

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-In-Fact

Name of Term Lender: Grand Central Asset Trust, Gaia Series

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-In-Fact

Name of Term Lender: Trumbull THC2 Loan Funding LLC

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-In-Fact

Name of Term Lender: Stedman CBNA Loan Funding LLC

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-In-Fact

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Bushnell CBNA Loan Funding LLC

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-In-Fact

Name of Term Lender: Beecher CBNA Loan Funding LLC

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-In-Fact

Name of Term Lender: Bear Stearns Credit Products Inc.

by
/s/ Jefftry Tuck
Name: Jefftry Tuck
Title: Authorized Signatory

Name of Term Lender: Classic Cayman BD Limited

by
/s/ John Fitzgerald
Name: John Fitzgerald
Title: Authorized Signatory

Name of Term Lender: Brigade Leveraged Capital Structures Fund Ltd.

by
/s/ John Forys
Name: John Forys
Title: Analyst

Name of Term Lender: Veritas CLO II, Ltd.

by
/s/ John T. Spellman
Name: John T. Spellman
Title: Attorney-In-Fact

Name of Term Lender: Veritas CLO I, Ltd.

by
/s/ John T. Spellman
Name: John T. Spellman
Title: Attorney-In-Fact

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Prospero CLO I, BV

by
/s/ John T. Spellman
Name: John T. Spellman
Title: Attorney-In-Fact

Name of Term Lender: Redwood Master Fund, Ltd.

by
/s/ Jonathan Kolatch
Name: Jonathan Kolatch
Title: Director

Name of Term Lender: Telos CLO 2007-2 Ltd.

by
/s/ Jonathan Tepper
Name: Jonathan Tepper
Title: Principal

Name of Term Lender: Bear Stearns Investment Products Inc.

by
/s/ John McDermott
Name: John McDermott
Title: VP

Name of Term Lender: Nationwide Life Insurance Company

by
/s/ Thomas M. Powers
Name: Thomas M. Powers
Title: VP

Name of Term Lender: Canpartners Investments IV, LLC

by
/s/ Joshua S. Friedman
Name: Joshua S. Friedman
Title: Authorized Signatory

Name of Term Lender: Green Lane CLO Ltd.

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Kennecott Funding Ltd.

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Director

Name of Term Lender: GoldenTree Loan Opportunities I, Limited

by
/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

Name of Term Lender: Gannett Peak CLO I, Ltd.

by
/s/ Kathleen A. Zam
Name: Kathleen A. Zam
Title: VP

Name of Term Lender: Mt. Wilson CLO Ltd.

by
/s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

Name of Term Lender: Western Asset Core Plus Portfolio

by
/s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

Name of Term Lender: Western Asset Floating Rate High Income Fund, LLC

by
/s/ Kelly Olsen
Name: Kelly Olsen
Title: Authorized Signatory

Name of Term Lender: Venture CDO 2002, Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Venture III CDO Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Term Lender: Venture IV CDO Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Term Lender: Venture V CDO Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Term Lender: Venture VI CDO Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Term Lender: Venture VII CDO Limited

by
/s/ Kenneth Ostmann
Name: Kenneth Ostmann
Title: Director

Name of Term Lender: Hillmark Funding

by
/s/ Kevin Cuskley
Name: Kevin Cuskley
Title: Senior Portfolio Manager

Name of Term Lender: Raven Credit Opportunities Master Fund, Ltd.

by
/s/ Kevin Gerlitz
Name: Kevin Gerlitz
Title: CFO/COO

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: BlueMountain CLO II Ltd.

by
/s/ Kimberly Reina
Name: Kimberly Reina
Title: Associate

Name of Term Lender: BlueMountain CLO III Ltd.

by
/s/ Kimberly Reina
Name: Kimberly Reina
Title: Associate

Name of Term Lender: Latitude CLO II, Ltd.

by
/s/ Kirk Wallace
Name: Kirk Wallace
Title: SVP

Name of Term Lender: Cross Creek Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Term Lender: Seminole Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Term Lender: LL Sahalee Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Term Lender: Riviera Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Ballantyne Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Term Lender: Dunes Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Term Lender: Waterville Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Term Lender: Stanwich Loan Funding LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Term Lender: Raintree Trading LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Term Lender: Poseidon Trading LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Term Lender: Post Leveraged Loan Fund, LP

by
/s/ Lawrence A Post
Name: Lawrence A Post
Title: Chief Investment Officer

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Jay Street Market Value CLO I Ltd.

by
/s/ Lawrence Wolfson
Name: Lawrence Wolfson
Title: Authorized Signatory

Name of Term Lender: Carlyle Loan Investment, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Term Lender: Carlyle High Yield Partners IV, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Term Lender: Carlyle Loan Opportunity Fund

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Term Lender: Carlyle High Yield Partners VI, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Term Lender: Carlyle High Yield Partners VII, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Term Lender: Carlyle High Yield Partners VIII, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Carlyle High Yield Partners IX, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Term Lender: Carlyle High Yield Partners X, Ltd.

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Term Lender: Carlyle Capital Investment Limited

by
/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Term Lender: First Trust/Highland Capital Floating Rate Income Fund

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Term Lender: First Trust/Highland Capital Floating Rate Income Fund II

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Term Lender: Highland Credit Strategies Fund

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Highland Floating Rate Advantage Fund

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Term Lender: Highland Floating Rate LLC

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Term Lender: Pioneer Floating Rate Trust

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Term Lender: SEI Institutional Investments Trust-Enhanced Income Fund

by
/s/ M. Jason Blackburn
Name: M. Jason Blackburn
Title: Treasurer

Name of Term Lender: Investors Bank & Trust Co. as Sub-Custodian Agent of Cypresstree International Loan Holding Co. Ltd.

by
/s/ Martha Hadeler
Name: Martha Hadeler
Title: Managing Director

Name of Term Lender: Investors Bank & Trust Co. as Sub-Custodian Agent of Cypresstree International Loan Holding Co. Ltd.

by
/s/ John Frabotta
Name: John Frabotta
Title: Managing Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: TCW Asset Management Company

by
/s/ Melissa V. Weiler
Name: Melissa V. Weiler
Title: Managing Director

Name of Term Lender: Senior Debt Portfolio

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Term Lender: Eaton Vance Senior Income Trust

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Term Lender: Eaton Vance Institutional Senior Loan Fund

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Term Lender: Eaton Vance CDO VIII, Ltd.

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Term Lender: Grayson & Co.

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Term Lender: Eaton Vance VT Floating Rate Income Fund

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Eaton Vance Limted Duration Income Fund

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Term Lender: Eaton Vance Senior Floating Rate Trust

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Term Lender: Eaton Vance Floating Rate Income Trust

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Term Lender: Eaton Vance Variable Leverage Fund, Ltd.

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Term Lender: Eaton Vance Credit Opportunities Fund

by
/s/ Michael B. Botthof
Name: Michael B. Botthof
Title: VP

Name of Term Lender: Credit Suisse Capital LLC

by
/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

Name of Term Lender: Granite Ventures I Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Granite Ventures II Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Term Lender: Granite Ventures III Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Term Lender: Rampart CLO I Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Term Lender: Stone Tower CDO II Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Term Lender: Stone Tower CLO III Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Term Lender: Stone Tower CDO Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Term Lender: Stone Tower CLO V Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Stone Tower CLO IV Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Term Lender: Stone Tower Credit Funding I Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Term Lender: Stone Tower CLO VI Ltd.

by
/s/ Michael W. Delpercio
Name: Michael W. Delpercio
Title: Authorized Signatory

Name of Term Lender: ING Prime Rate Trust

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

Name of Term Lender: ING Senior Income Fund

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

Name of Term Lender: ING Investment Management CLO II Ltd.

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

Name of Term Lender: ING International (II) - Senior Bank Loans Euro

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: ING Investment Management CLO III Ltd.

by
/s/ Michel Prince
Name: Michel Prince
Title: SVP

Name of Term Lender: Highbridge International, LLC

by
/s/ Monika Nemeth
Name: Monika Nemeth
Title: PM/SVP

Name of Term Lender: KKR Financial CLO 2005-1, Ltd.

by
/s/ Morgan W. Falk
Name: Morgan W. Falk
Title: Authorized Signatory

Name of Term Lender: Celerina Funding

by
/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory

Name of Term Lender: Emerald Orchard Limited

by
/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory

Name of Term Lender: OLIGRA 43

by
/s/ Neam Ahmed
Name: Neam Ahmed
Title: Authorized Signatory

Name of Term Lender: Wells Fargo Bank, NA

by
/s/ Peta Swidler
Name: Peta Swidler
Title: SVP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Goldman Sachs Credit Partners, LLC

by
/s/ Philip F. Green
Name: Philip F. Green
Title: Authorized Signatory

Name of Term Lender: Emerson Place CLO, Ltd.

by
/s/ R. Ian O'Keeffe
Name: R. Ian O'Keeffe
Title: Authorized Signatory

Name of Term Lender: Avenue CLO Fund, Limited

by
/s/ Richard D'Addario
Name: Richard D'Addario
Title: Sr. Portfolio Manager

Name of Term Lender: Avenue CLO II, Limited

by
/s/ Richard D'Addario
Name: Richard D'Addario
Title: Sr. Portfolio Manager

Name of Term Lender: Avenue CLO III, Limited

by
/s/ Richard D'Addario
Name: Richard D'Addario
Title: Sr. Portfolio Manager

Name of Term Lender: Avenue CLO IV, Limited

by
/s/ Richard D'Addario
Name: Richard D'Addario
Title: Sr. Portfolio Manager

Name of Term Lender: Avenue CLO VI, Limited

by
/s/ Richard D'Addario
Name: Richard D'Addario
Title: Sr. Portfolio Manager

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Franklin Floating Rate Daily Access Fund

by
/s/ Richard Hsu
Name: Richard Hsu
Title: VP

Name of Term Lender: Franklin Floating Rate Master Series

by
/s/ Richard Hsu
Name: Richard Hsu
Title: VP

Name of Term Lender: OCM High Yield Plus Fund, LP

by
/s/ Richard Ting
Name: Richard Ting
Title: Sr. VP, Legal

Name of Term Lender: Morgan Stanley Prime Income Trust

by
/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: VP

Name of Term Lender: Centurion CDO VII, Ltd.

by
/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Term Lender: Cent CDO 12 Limited

by
/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Name of Term Lender: Sequils-Centurion V, Ltd.

by
/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Oak Hill Credit Partners I, Limited

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Term Lender: Oak Hill Credit Partners II, Limited

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Term Lender: Oak Hill Credit Partners III, Limited

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Term Lender: Oak Hill Credit Partners IV, Limited

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Term Lender: Oak Hill Credit Opportunities Financing, Ltd.

by
/s/ Scott D. Krass
Name: Scott D. Krass
Title: Authorized Person

Name of Term Lender: Vitesse CLO Ltd.

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Term Lender: Velocity CLO Ltd

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: TCW Senior Secured Floarting Rate Loan Fund, LP

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Term Lender: TCW Senior Secured Loan Fund

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Term Lender: TCW Select Loan Fund. Limited

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Term Lender: MAC Capital, Ltd.

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Term Lender: Loan Funding I LLC

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Term Lender: First 2004-II CLO, Ltd.

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Term Lender: First 2004-I CLO, Ltd.

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Celerity CLO Limited

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Term Lender: West Bend Mutual Insurance Company

by
/s/ Scott Whalen
Name: Scott Whalen
Title: VP

Name of Term Lender: Vitesse CLO Ltd.

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

Name of Term Lender: Velocity CLO Ltd

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

Name of Term Lender: TCW Senior Secured Floarting Rate Loan Fund, LP

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

Name of Term Lender: TCW Senior Secured Loan Fund

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

Name of Term Lender: TCW Select Loan Fund. Limited

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: MAC Capital, Ltd.

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

Name of Term Lender: Loan Funding I LLC

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

Name of Term Lender: First 2004-II CLO, Ltd.

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

Name of Term Lender: First 2004-I CLO, Ltd.

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

Name of Term Lender: Celerity CLO Limited

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

Name of Term Lender: West Bend Mutual Insurance Company

by
/s/ Vikas Mavinkurve
Name: Vikas Mavinkurve
Title: VP

Name of Term Lender: Oppenheimer Senior Floating Rate Fund

by
/s/ Jason Reuter
Name: Jason Reuter
Title: Manager

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Satellite Senior Income Fund, LLC

by
/s/ Simon Rayxher
Name: Simon Rayxher
Title: General Counsel

Name of Term Lender: Black Diamond International Funding, Ltd.

by
/s/ Alan Corkish
Name: Alan Corkish
Title: Director

Name of Term Lender: VS CFPI Loan Funding LLC

by
/s/ Stephen Golina
Name: Stephen Golina
Title: Officer

Name of Term Lender: Black Diamond CLO 2005-1 Ltd.

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Name of Term Lender: Black Diamond CLO 2005-2 Ltd.

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Name of Term Lender: Black Diamond CLO 2006-1 (Cayman), Ltd.

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Name of Term Lender: SGS Syndicated Loan Fund I Ltd.

by
/s/ Steve Stevanovich
Name: Steve Stevanovich
Title: President

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: CIFC Funding 2006-I, Ltd.

by
/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Head of Underwriting

Name of Term Lender: CIFC Funding 2006-IB, Ltd.

by
/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Head of Underwriting

Name of Term Lender: CIFC Funding 2006-II, Ltd.

by
/s/ Elizabeth Chow
Name: Elizabeth Chow
Title: Head of Underwriting

Name of Term Lender: The Northwestern Mutual Life Insurance Co.

by
/s/ Steven P. Swanson
Name: Steven P. Swanson
Title: Managing Director

Name of Term Lender: Galaxy VI CLO, Ltd. By AIG Global Investment Corp Its Collateral Manager

by
/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

Name of Term Lender: SunAmerica Life Insurance Co. By AIG Global Investment Corp Its Collateral Manager

by
/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: SunAmerica Senior Floating Rate Fund By AIG Global Investment Corp Its Collateral Manager

by
/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

Name of Term Lender: STK CFPI Loan Funding LLC

by
/s/ Thomas Anthony Naville
Name: Thomas Anthony Naville
Title: Authorized Signatory

Name of Term Lender: Avalon Capital Ltd. 3

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: Belhurst CLO Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: Champlain CLO, Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: Diversified Credit Portfolio Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: AIM Floating Rate Fund

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Katonah V, Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: Limerock CLO I

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: Loan Funding IX LLC

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: Nautique Funding II Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: Nautique Funding Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: Sagamore CLO Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: Sagamore CLO I, Limited

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Wasatch CLO Ltd.

by
/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

Name of Term Lender: The Lincoln National Life Insurance Company

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: SVP Portfolio Manager

Name of Term Lender: The Lincoln National Life Insurance Company Separate Account 12

by
/s/ Andrew Kronschnabel
Name: Andrew Kronschnabel
Title: SVP Portfolio Manager

Name of Term Lender: Longevity Funding CLO I, Ltd.

by
/s/ Thomas H. Chow
Name: Thomas H. Chow
Title: SVP Portfolio Manager

Name of Term Lender: OCM High Yield Plus Fund, GP

by
/s/ Timothy J. Andrews
Name: Timothy J. Andrews
Title: Managing Director

Name of Term Lender: Fenway Capital, LLC

by
/s/ Vidrik Frankfather
Name: Vidrik Frankfather
Title: Authorized Signatory

Name of Term Lender: Clear Lake CLO Ltd.

by
/s/ Wade T. Winter
Name: Wade T. Winter
Title: SVP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Diamond Lake CLO Ltd.

by
/s/ Wade T. Winter
Name: Wade T. Winter
Title: SVP

Name of Term Lender: Summit Lake CLO Ltd.

by
/s/ Wade T. Winter
Name: Wade T. Winter
Title: SVP

Name of Term Lender: Victoria Falls CLO Ltd.

by
/s/ Wade T. Winter
Name: Wade T. Winter
Title: SVP

Name of Term Lender: OWS II Ltd.

by
/s/ William Lemberg
Name: William Lemberg
Title: VP

Name of Term Lender: Wells Capital Management 12222133

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Term Lender: Wells Capital Management 13702900

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Term Lender: Wells Capital Management 14945000

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Vulcan Ventures, Inc.

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Term Lender: Wells Capital Management 16463700

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Term Lender: Wells Capital Management 16896700

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Term Lender: Wells Capital Management 16959700

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Term Lender: Wells Capital Management 16959701

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Term Lender: Wells Capital Management 17299500

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Term Lender: Wells Capital Management 18866500

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

Name of Term Lender: Silverado CLO 2006-I Limited

by
/s/ Zachary Tyler
Name: Zachary Tyler
Title: Authorized Signatory

Name of Term Lender: Azure Funding North America I

by
/s/ Heinz Noeding
Name: Heinz Noeding
Title: Authorized Signatory

Name of Term Lender: Canyon Capital CDO 2202-1 Ltd.

by
/s/ Patrick Dooley
Name: Patrick Dooley
Title: Authorized Signatory

Name of Term Lender: ING Capital LLC

by
/s/ Neil De La Cruz
Name: Neil De La Cruz
Title: Director

Name of Term Lender: Highland CDO Opportunity Fund, Ltd.

By
/s/ Brian Lohrding
Name: Brian Lohrding
Title: General Partner

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT B

HealthSouth Corporation

Tranche A LC Lender Consent

Reference is made to Amendment No. 1 dated as of March 1, 2007 (the “First Amendment”), to the Credit Agreement dated as of March 10, 2006 (the “Credit Agreement”), among HealthSouth Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the other parties thereto. Capitalized terms used but not defined in this Revolving Lender Consent have the meanings assigned thereto in the First Amendment.

The undersigned is a Tranche A LC Lender under the Credit Agreement. In such capacity, the undersigned hereby consents to: [check only ONE box as applicable]

? each of the amendments to the Credit Agreement set forth in, and the other terms of, the First Amendment; or

? each of the amendments to the Credit Agreement (other than the Pricing Amendment) set forth in, and the other terms of, the First Amendment.

Name of Tranche A LC Lender: Black Diamond CLO 2005-I Ltd. By Black Diamond CLO 2005-1 Advisor, LLC as its Collateral Manager

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Name of Tranche A LC Lender: Black Diamond CLO 2006-I (Caymen),Ltd. By Black Diamond CLO 2006-1 Advisor, LLC as its Collateral Manager

by
/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Name of Tranche A LC Lender: Black Diamond International Funding as Advised by BDCM Fund Advisor, LLC

by
/s/ Alan Corkish
Name: Alan Corkish
Title: Director

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT C

Name of Tranche A LC Lender: Grand Central Asset Trust, BDC Series

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-Fact

Name of Tranche A LC Lender: Canpartners Investments IV, LLC

by
/s/ Mitchell R. Julis
Name: Mitchell R. Julis
Title: Authorized Signatory

Name of Tranche A LC Lender: Grand Central Asset Trust, CED Series

by
/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-Fact

Name of Tranche A LC Lender: CIT Healthcare LLC

by
/s/ Dennis Zinkand
Name: Dennis Zinkand
Title: Director

Name of Tranche A LC Lender: Credit Suisse International

by
/s/ Melanie Harries
Name: Melanie Harries
Title: AVP Operations

Name of Tranche A LC Lender: Credit Suisse International

by
/s/ John Bertserve
Name: John Bertserve
Title: VP

Name of Tranche A LC Lender: Deutsche Bank Trust Company Americas

by
/s/ Carin Keegan
Name: Carin Keegan
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]

EXHIBIT C

Name of Tranche A LC Lender: Deutsche Bank Trust Company Americas

by
/s/ Scottye Lindsey
Name: Scottye Lindsey
Title: Director

Name of Tranche A LC Lender: First Commercial Bank

by
/s/ Jason Gaetz
Name: Jason Gaetz
Title: AVP

Name of Tranche A LC Lender: Greywolf CLO I, Ltd.

by
/s/ William Troy
Name: William Troy
Title: Authorized Signer

Name of Tranche A LC Lender: Halcyon Loan Investors CLO I, Ltd.

by
/s/ James W. Sykes
Name: James W. Sykes
Title: Managing Principal

Name of Tranche A LC Lender: Gannett Peak CLO I, Ltd. By McDonnell Investment Management, LLC, as Investment Manager

by
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: VP

Name of Tranche A LC Lender: McDonnell Loan Opportunity Ltd. By McDonnell Investment Management, LLC, as Investment Manager

by
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: VP

Name of Tranche A LC Lender: Wind River CLO I Ltd. By McDonnell Investment Management, LLC, as Manager

by
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: VP

Name of Tranche A LC Lender: Wind River CLO II - Tate Investors, Ltd. By McDonnell Investment Management, LLC, as Manager

by
/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: VP

Name of Tranche A LC Lender: Merrill Lynch Capital Corp.

by
/s/ Michael E. O'Brien
Name: Michael E. O'Brien
Title: VP

Name of Tranche A LC Lender: Thracia, LLC

by
/s/ John Vassallo
Name: John Vassallo
Title: Member

Name of Tranche A LC Lender: Waterville Funding, LLC

by
/s/ Kristi Milton
Name: Kristi Milton
Title: AVP

Name of Tranche A LC Lender: Wachovia Bank, National Association

by
/s/ Kirk Tesch
Name: Kirk Tesch
Title: VP

[[NYCORP:2679581v6:4454W:02/23/07--03:20 p]]